# 00243957 – HMS Prospectus Supplement

Filed pursuant to 497(e)

File Nos. 033-35788 and 811-06136

Homestead Funds, Inc.

Supplement Dated March 23, 2020

to the Prospectus Dated May 1, 2019

This supplement revises certain information regarding the Daily Income Fund (the “Fund”), a series of Homestead Funds, Inc., contained in the above-referenced Prospectus. Please read this supplement carefully and keep it with your Prospectus for future reference.  You may obtain copies of the Prospectus and Statement of Additional Information free of charge, upon request, by calling toll-free (800) 258-3030, by visiting Homestead Funds Inc.’s website at homesteadfunds.com, or by writing to Homestead Funds, Inc., Attn: Investments Division, 4301 Wilson Boulevard, INV8-305, Arlington, Virginia 22203.

Daily Income Fund

In light of current economic and market conditions, and in an effort to maintain a positive net yield for the Fund, RE Advisers Corporation (“RE Advisers”) has voluntarily agreed to waive fees or reimburse expenses to assist the Fund in attempting to maintain a positive yield. There is no guarantee that the Fund will maintain a positive yield. This voluntary arrangement, which is in addition to the contractual waiver already in place with respect to the Fund, may be revised, discontinued or re-continued at any time.

Accordingly, the tenth paragraph of the section “Management of the Funds – Investment Adviser/Administrator for the Funds” on page 58 of the Prospectus is deleted in its entirety and replaced with the following:

In addition, RE Advisers has voluntarily agreed to waive fees or reimburse expenses to the extent necessary to assist the Daily Income Fund in attempting to maintain a positive yield. RE Advisers may revise, renew or discontinue this voluntary waiver at any time.